September 15, 2023

 BNY Mellon ETF Trust

BNY Mellon Short Duration Corporate Bond ETF

Supplement to Prospectus and Statement of Additional Information

BNY Mellon Short Duration Corporate Bond ETF (the "Fund") is no longer offered for investment.  As a result, all references to the Fund in the Prospectus and Statement of Additional Information are hereby removed.

4857-STK-0923